EXHIBIT (c)(3)


                                                                    Confidential

================================================================================


                                PROJECT HARBOR


                     Presentation to the Special Cmmittee


                               FAIRNESS OPINION


                                August 1, 2000


================================================================================

                                   McDonald
                                  Investments
                               [graphic omitted]

                    Title                                              Section

                    Executive Summary                                      1

                    Equity Affiliate Investment Analysis                   2

                    Historical Stock Trading Analysis                      3

                    Premium Paid Analysis                                  4

                    Comparable Public Company Analysis                     5

                    Discounted Cash Flow / Economic Profit Analysis        6

                    Comparable Merger & Acquisition Analysis               7
    McDonald
   Investments      Sum-of-the-Parts Analysis                              8
[graphic omitted]
   Industrial       Leverage Buyout Analysis                               9
 Manufacturing
     Group          Appendix                                              10

                                   Executive Summary
                                   [graphic omitted]




    McDonald
   Investments
[graphic omitted]
   Industrial
 Manufacturing
     Group

                                                                   Confidential

                               Executive Summary

================================================================================

o MascoTech, Inc. (the Company or MascoTech) has five operating segments involving the manufacture and sale of the following:

o Specialty Metal Formed Products (Forming Segment)- Precision products, principally engine and drivetrain components and subassemblies, generally produced using advanced metalworking technologies with significant proprietary content for the transportation industry.

o Towing Systems (Towing Segment) - Vehicle hitches, jacks, winches couplers and related towing accessories.

o Specialty Fasteners (Fasteners Segment) - Cold formed fasteners and related metallurgical processing.

o Specialty Packaging and Sealing Products (Packaging Segment) - Industrial container closures, pressurized gas cylinders and metallic and nonmetallic gaskets.

o Specialty Industrial Products - (Specialty Segment) Specialty drills, cutters and specialized metal finishing services, and flame-retardant facings and jacketings and pressure-sensitive tapes.

--------------------------------------------------------------------------------

Industrial Manufacturing Group         1              McDonald Investment [Logo]

                                                                   Confidential

                               Executive Summary

================================================================================

Current Offer from Heartland Industrial Partners LLC. (Heartland)

     Per Share Amounts
     ---------------------------------
o    Cash Offer to Public Shareholders                      $16.90 [1]


[1] Excluding Saturn Electronics & Engineering, Inc. (Saturn)





Note:
o    Assume Announcement Date of 7/28/00 for all of our analysis.


--------------------------------------------------------------------------------

Industrial Manufacturing Group         2              McDonald Investment [Logo]

                                   Equity Affiliate Investments Analysis
                                   [graphic omitted]




    McDonald
   Investments
     [Logo]
   Industrial
 Manufacturing
     Group

                                                                   Confidential

                     Equity Affiliate Investments Analysis

================================================================================

o Citicorp Venture Capital, Ltd. (CVC) has offered $125 million for all equity affiliate investments excluding Saturn Electronics. CVC's offer includes:

     --   Titan International

     --   Delco Remy International

     --   Tower Warrants

     --   MSX International

     --   Advanced Accessory Systems

     --   American Commercial Plastics

     --   Qualitor


--------------------------------------------------------------------------------

Industrial Manufacturing Group         3              McDonald Investment [Logo]

                                                                   Confidential

                     Equity Affiliate Investments Analysis

================================================================================

o Saturn is scheduled to price their IPO the week of August 11th. The proceeds distribution schedule has been agreed upon as follows:

     --   Heartland will receive the first $18 million of proceeds.

     --   MascoTech shareholders will receive the next $22 million of proceeds

     --   Heartland will receive the next $16.7 million of proceeds.

     --   All proceeds exceeding $56.7 million will be shared as follows:

          o    60% to MascoTech shareholders

          o    40% to Heartland



--------------------------------------------------------------------------------

Industrial Manufacturing Group         4              McDonald Investment [Logo]

                                                                   Confidential

                     Equity Affiliate Investments Analysis

================================================================================

o    Estimated Proceeds for Sale of Equity Affiliate Investments

 Estimated Equity Affiliates Proceeds[1]  Estimated Saturn Proceeds to MascoTech
 ---------------------------------------  --------------------------------------
 Current Offer                    $125.0  Proceeds from Saturn IPO[2]     $22.0
                                          Proceeds from Secondary Sale[3]  20.9
                                                                          ------
Tax Basis                           66.5  Total Proceeds                  $42.9
                                  ------
Gain(Loss)                          58.5  Shares Outstanding[4]            47.1
Taxes                               23.4  Per Share                        $0.91
                                  ------
After-Tax Proceeds                $101.6

Note:
--------------------------------------------------------------------------------
[1] Offer for All Affiliate Investments Excluding Saturn Electronics by CVC
[2] Assumes $11.00 Offering Price and Over-Allotment Shares Exercised
[3] Illiquidity Discount of 35% Applied to Estimated Market Value
[4] Fully Diluted Shares @ $16.90                        47.1


--------------------------------------------------------------------------------

Industrial Manufacturing Group         5              McDonald Investment [Logo]

                                                                                        Confidential

                              Equity Affiliate Investments Analysis

====================================================================================================

o    Estimated Saturn Valuation Based on Current S1 Filing

Filing Price Range       $10.00  $11.00  $12.00   Filing Price Range            $10.00  $11.00  $12.00
---------------------------------------------     ----------------------------------------------------
IPO Proceeds                                      Secondary Proceeds
---------------------------------------------     ----------------------------------------------------
Shares Being Offered       4.3     4.3     4.3    Shares Post-Offering            5.5     5.5      5.5
Over-Allotment Shares      1.0     1.0     1.0    Total Value                    54.6    60.0     65.5
                         -----   -----  ------

Total                      5.3     5.3     5.3    Illiquidity Discount          35.0%   35.0%    35.0%

Gross Proceeds           $53.3   $58.6   $63.9    Discounted Value               35.5    39.0     42.6

Gross Spread of 7.0%       3.7     4.1     4.5    Heartland Proceeds              9.2     4.2      0.0
Expenses                   2.0     2.0     2.0
                         -----  ------  ------
                                                  Shared Proceeds                26.3    34.8     42.6
Net Proceeds              47.5    52.5    57.4
                                                  MascoTech Proceeds - 60%       15.8    20.9     25.5
Heartland Proceeds        18.0    18.0    18.0    Heartland Proceeds - 40%       10.5    13.9     17.0
MascoTech Proceeds        22.0    22.0    22.0
Heartland Proceeds         7.5    12.5    16.7    MascoTech Secondary Proceeds   15.8    20.9     25.5
                                                  Heartland Secondary Proceeds   19.7    18.1     17.0
Shared Proceeds            0.0     0.0     0.7
                                                  Total MascoTech  Proceeds     $37.8   $42.9   $ 48.0
MascoTech Proceeds - 60%   0.0     0.0     0.4
Heartland Proceeds - 40%   0.0     0.0     0.3    Total Heartland Proceeds       45.2    48.6     52.0

MascoTech IPO Proceeds    22.0    22.0    22.4    Total Proceeds from Saturn    $83.0   $91.5   $100.0
Heartland IPO Proceeds    25.5    30.5    35.0


Note:
------------------------------------------------------------------------------------------------------
Gross Spread of            7.0%


----------------------------------------------------------------------------------------------------

Industrial Manufacturing Group                      6                     McDonald Investment [Logo]

                                    Historical Stock Trading Analysis
                                   [graphic omitted]









    McDonald
   Investments
     [Logo]
   Industrial
 Manufacturing
     Group

                                                                    Confidential

                       Historical Stock Trading Analysis

================================================================================

o McDonald Investments reviewed the closing per-share market prices of MascoTech's common stock over the following time periods:

     --   One Month

     --   Three Months

     --   Six Months

     --   Twelve Months

     --   Three Years

     --   Five Years

o McDonald Investments calculated the total return to stockholders, including dividends, for the prior year, three years, and five years for MascoTech, Inc., the S&P500, and the Automotive OEM Supplier Group.


--------------------------------------------------------------------------------

Industrial Manufacturing Group         7              McDonald Investment [Logo]

                                                                   Confidential

                       Historical Stock Trading Analysis

================================================================================

                                MascoTech, Inc.
     -----------------------------------------------------------------------
                   Summary of Price and Volume - Five Years

                                            Average            Daily Close
                             Average         Daily         ------------------
Period                        Close          Volume         High         Low
---------------------        -------        -------        ------       -----
Lastest Month                 $11.22        118,845        $11.75       $10.50

Last 3 Months                  11.81         90,334         14.31        10.50

Last 6 Months                  12.11         82,676         14.50        10.50

Last 12 Months                 13.31         78,355         17.50        10.50

Last 3 Years                   16.98        125,060         26.25        10.10

Last 5 Years                   16.26        115,481         26.25        10.25
==============================================================================

     Note:
     -------------------------------------------------------------------------
     Current Offer of $16.90 per Share


--------------------------------------------------------------------------------

Industrial Manufacturing Group         8              McDonald Investment [Logo]

                                                                    Confidential

                       Historical Stock Trading Analysis

================================================================================

            Volume Distribution by Closing Price - One Year History


      Daily Closing                % of Total                 % of Total
     Price per Share       Days       Days        Volume        Volume
     ----------------      ----    ----------   ----------    ----------
      0.00  to   9.90        0         0.0%             0          0.0%
      9.90  to  10.90        6         2.4%       691,000          3.5%
     10.90  to  11.90       64        25.1%     6,278,300         31.5%
     11.90  to  12.90       73        28.6%     5,166,600         25.9%
     12.90  to  13.90       35        13.7%     3,507,700         17.6%
     13.90  to  14.90       17         6.7%     1,099,500          5.5%
     14.90  to  15.90        7         2.7%       372,600          1.9%
     15.90  to  16.90       42        16.5%     2,048,300         10.3%
     16.90  to  17.90       11         4.3%       764,500          3.8%
     17.90  to  18.90        0         0.0%             0          0.0%
     18.90  to  19.90        0         0.0%             0          0.0%
     19.90  <                0         0.0%             0          0.0%


                 Proposed Transaction Price of $16.90 per Share

          Total Trading Volume Below Proposed Price per Share - 96.2%

           Total Trading Volume Above Proposed Price per Share - 3.8%

            Total Trading Day Below Proposed Price per Share - 95.7%

            Total Trading Day Above Proposed Price per Share - 4.3%


--------------------------------------------------------------------------------

Industrial Manufacturing Group         9              McDonald Investment [Logo]

                                                                    Confidential

                       Historical Stock Trading Analysis

================================================================================

           Volume Distribution by Closing Price - Three Year History


      Daily Closing                % of Total                 % of Total
     Price per Share       Days       Days        Volume        Volume
     ----------------      ----    ----------   ----------    ----------
      0.00  to   9.90        0         0.0%             0          0.0%
      9.90  to  10.90        6         1.1%       691,000          1.2%
     10.90  to  11.90       64        11.4%     6,278,300         11.2%
     11.90  to  12.90       73        13.1%     5,166,600          9.2%
     12.90  to  13.90       35         6.3%     3,507,700          6.3%
     13.90  to  14.90       39         7.0%     3,544,300          6.3%
     14.90  to  15.90       72        12.9%     8,634,400         15.4%
     15.90  to  16.90      132        23.6%    11,992,400         21.4%
     16.90  to  17.90       60        10.7%     6,107,800         10.9%
     17.90  to  18.90        4         0.7%     1,203,400          2.1%
     18.90  to  19.90        9         1.6%     1,310,400          2.3%
     19.90  <               65        11.6%     7,569,400         13.5%


                 Proposed Transaction Price of $16.90 per Share

          Total Trading Volume Below Proposed Price per Share - 71.1%

           Total Trading Volume Above Proposed Price per Share - 28.9%

            Total Trading Day Below Proposed Price per Share - 75.3%

            Total Trading Day Above Proposed Price per Share - 24.7%


--------------------------------------------------------------------------------

Industrial Manufacturing Group         10             McDonald Investment [Logo]

                                                                    Confidential

                       Historical Stock Trading Analysis

================================================================================

           Volume Distribution by Closing Price - Three Year History


      Daily Closing                % of Total                 % of Total
     Price per Share       Days       Days        Volume        Volume
     ----------------      ----    ----------   ----------    ----------
      0.00  to   9.90        0         0.0%             0          0.0%
      9.90  to  10.90       72         5.7%     4,837,300          3.3%
     10.90  to  11.90       97         7.7%     8,690,200          6.0%
     11.90  to  12.90      120         9.5%     7,867,600          5.4%
     12.90  to  13.90      115         9.1%     8,429,500          5.8%
     13.90  to  14.90      106         8.4%     6,836,400          4.7%
     14.90  to  15.90      104         8.2%    11,340,300          7.8%
     15.90  to  16.90      172        13.6%    15,332,300         10.5%
     16.90  to  17.90       83         6.6%    11,106,700          7.6%
     17.90  to  18.90       56         4.4%     8,153,500          5.6%
     18.90  to  19.90       78         6.2%    14,349,800          9.8%
     19.90  <              261        20.6%    49,023,900         33.6%


                 Proposed Transaction Price of $16.90 per Share

          Total Trading Volume Below Proposed Price per Share - 43.4%

           Total Trading Volume Above Proposed Price per Share - 56.6%

          Total Trading Day Below Proposed Price per Share - 62.2%

           Total Trading Day Above Proposed Price per Share - 37.8%


--------------------------------------------------------------------------------

Industrial Manufacturing Group         11             McDonald Investment [Logo]

                                                                   Confidential

                       Historical Stock Trading Analysis

================================================================================

                      Premium Over Latest Twelve Months
     -----------------------------------------------------------------


                                  Weighted       Proposed
                                  Average          Price
     Period                    Closing Price    Per Share      Premium
     ---------------------     -------------    ---------      --------
     Lastest Month                 $11.24        $16.90          50.4%

     Last 3 Months                  11.68         16.90          44.7%

     Last 6 Months                  11.99         16.90          41.0%

     Last 12 Months                 12.93         16.90          30.7%


     ==================================================================

     Note:
     -------------------------------------------------------------------------
     Weighted Average on Daily Trading Volume


--------------------------------------------------------------------------------

Industrial Manufacturing Group         12             McDonald Investment [Logo]

                                                                                                            Confidential

                                         Historical Stock Trading Analysis

========================================================================================================================

                         TOTAL SHARE PRICE RETURN (INCLUDING DIVIDENDS) - AUTOMOTIVE GROUP

                               Closing                     Closing Price as of
                               Price @    ----------------------------------------------------     LTM    3 Year  5 Year
Company                        7/28/00     7/28/99     7/28/98      7/28/97    7/28/96 7/28/95    Return  Return  Return
--------------------------    --------    --------    --------     --------    ------- -------   -------  ------  ------
ArvinMeritor Inc              $  15.19    $  32.92    $  28.50           NA        NA       NA    -52.2%      NA      NA
BorgWarner Inc                   33.38       52.75       47.50        55.69     34.38    32.75    -35.3%  -36.6%   11.1%
Modine Mfg Co                    26.34       32.56       33.25        30.13     26.25    31.25    -16.2%   -4.0%   -3.2%
Tower Automotive Inc             11.75       25.44       23.63        21.13     12.38     7.00    -53.8%  -44.4%   67.9%
Superior Industries Int'l        29.50       28.00       26.25        27.00     23.38    35.13      6.7%   12.9%  -11.9%
American Axle & Mfg Hldgs        14.88       15.94          NA           NA        NA       NA     -6.7%      NA      NA
Hayes Lemmerz Int'l Inc          13.88       29.38       36.25        28.50     14.88       NA    -52.8%  -51.3%      NA
Intermet Corp                     7.03       11.13       19.88        16.50     12.13    10.13    -35.4%  -54.5%  -24.2%
Simpson Industries                7.75       12.31       12.63        10.38      9.38    11.13    -33.8%  -13.7%  -12.4%
------------------------------------------------------------------------------------------------------------------------
Comparable Public
     Company Average                                                                             -31.0%   -27.4%    4.5%
Comparable Public
     Company Median                                                                              -35.3%   -36.6%   -7.6%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
S&P500                         1,419.9     1,365.4     1,130.2        936.5     635.9   562.9      4.0%    51.6%  152.2%
------------------------------------------------------------------------------------------------------------------------

MascoTech, Inc.                  11.56       16.69       22.63        21.25     13.00   13.00    -28.8%   -41.2%   -1.0%

Relation to Median Return                                                                        Above    Below    Above
Relation to S&P500                                                                               Below    Below    Below

MascoTech Inc. (with Premium)    16.90       16.69       22.63        21.25     13.00   13.00      2.7%   -17.1%   37.9%

Relation to Median Return                                                                        Above    Above    Above
Relation to S&P500                                                                               Below    Below    Below

Note:

------------------------------------------------------------------------------------------------------------------------
Simple return between two dates, with dividends added to the ending price. Dividends are based on the dividend ex-date.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

Industrial Manufacturing Group                              13                                McDonald Investment [Logo]

                                   Premium Paid Analysis
                                   [graphic omitted]




    McDonald
   Investments
     [Logo]
   Industrial
 Manufacturing
     Group

                                                                    Confidential

                             Premium Paid Analysis

================================================================================

o McDonald reviewed the purchase paid per share and recent target company closing prices in 6 public company merger & acquisition transactions completed since 1/1/99 in the automotive and transportation equipment industry for which relevant information was available and which involved consideration between $250 and $2,500 million. For each of the companies involved in the transactions, McDonald examined the closing stock price one day prior to announcement date, one week prior to announcement date, and four weeks prior to announcement date, in order to calculate the premium paid over the closing stock price at those points in time.


                                              Stock Premium:
                              ---------------------------------------------
                                 1 Day            1 Week          4 Weeks
                                Prior To         Prior To        Prior To
                              Announcement     Announcement    Announcement
                              ---------------------------------------------

    Median per Analysis           35.7%            48.0%           66.4%

    -----------------------------------------------------------------------

    MascoTech, Inc. with
     Premium                      46.2%            50.2%           56.3%

    Relation to Median Return     Above            Above           Below

    -----------------------------------------------------------------------

Note:
--------------------------------------------------------------------------------
[1] Assumed Announcement Date of July 28, 2000 with an Offer per Share of $16.90


--------------------------------------------------------------------------------

Industrial Manufacturing Group         14             McDonald Investment [Logo]

                                                                                                            Confidential

                                                    Premium Paid Analysis

========================================================================================================================

                                                    PREMIUM PAID ANALYSIS
                                        AUTOMOTIVE AND TRANSPORTATION EQUIPMENT INDUSTRY
                                               TIME PERIOD: 1/1/99 TO CURRENT
                                      DEAL SIZE [ENTERPRISE VALUE]: $250 TO $2,500 MILLION

                                                                                       Premium Prior to Announced Date
                                                                    Enterprise       -----------------------------------
 Date      Target Name                 Acquiror Name                  Value          1 Day         1 Week        4 Weeks
------     ----------------------      -----------------------      ----------       ------        ------        -------
May-00     Mark IV Industries [1]      BC Partners                   $2,112.5         22.4%         25.8%         32.7%
Nov-99     Standard Products Co.       Cooper Tire & Rubber             762.7         46.0%         54.9%         35.8%
Jul-00     Detroit Diesel              DaimlerChrysler AG               648.8          7.6%         35.3%         77.8%
Apr-99     Walbro Corp                 TI Group PLC                     548.2         62.4%        102.5%        122.2%
Jan-99     Excel Industries Inc.       Dura Automotive Systems          495.5         25.4%         41.0%         55.1%
Jan-99     Adwest Automotive           Dura Automotive Systems          293.1        104.1%        109.8%        108.3%

                                       ---------------------------------------------------------------------------------
                                       Average                      $   810.1         44.6%         61.6%          72.0%
                                       Median                           598.5         35.7%         48.0%          66.4%
                                       High                           2,112.5        104.1%        109.8%         122.2%
                                       Low                              293.1          7.6%         25.8%          32.7%
                                       ---------------------------------------------------------------------------------


Note:
------------------------------------------------------------------------------------------------------------------------
Source: Securities Data Company; Mergerstat; Company Reports; McDonald Investments
[1] Assume Announcement Date of 1/19/00 - Announced Hiring of Financial Advisor to Review Strategic Alternatives


------------------------------------------------------------------------------------------------------------------------

Industrial Manufacturing Group                              15                                McDonald Investment [Logo]

                                   Comparable Public Company Analysis
                                   [graphic omitted]




    McDonald
   Investments
     [Logo]
   Industrial
 Manufacturing
     Group

                                                                   Confidential

                     Comparable Public Company Analysis

================================================================================

o McDonald reviewed and compared the financial performance of MascoTech, Inc. to the financial performance of nine publicly-traded companies that McDonald believed were comparable in certain respects to the Company. These nine publicly-traded companies are U.S. based automotive suppliers with significant exposure to the original equipment manufacturer market
     (OEM), each with an equity market capitalization of less than $1.1 billion. An Automotive Comparable Group (the Comparable Companies) was chosen because of the Company's significant exposure to this sector. The comparable companies include:

                ARM              ArvinMeritor Inc
                BWA              BorgWarner Inc
                MODI             Modine Mfg Co
                TWR              Tower Automotive Inc
                SUP              Superior Industries Int'l
                AXL              American Axle & Mfg Hldgs
                HAZ              Hayes Lemmerz Int'l Inc
                INMT             Intermet Corp
                SMPS             Simpson Industries

--------------------------------------------------------------------------------

Industrial Manufacturing Group         16             McDonald Investment [Logo]

                                                                   Confidential

                       Comparable Public Company Analysis

================================================================================

o McDonald calculated the ratio of each Comparable Company's enterprise value (market capitalization less cash and equity in affiliates plus debt, preferred stock, and minority interest) to that company's sales, EBIT, EBITDA and invested capital for its latest twelve months (LTM). McDonald then applied the median of each of such ratios to MascoTech's sales, EBIT, EBITDA and invested capital for the latest twelve months to calculate implied prices per share for the Company's common stock

o In addition, McDonald calculated the ratio of stock prices of each Comparable Companies to that company's earnings per share (EPS) for the latest twelve months and projected earnings per share for calendar 2000. McDonald then applied the median of the 2000P ratio to the Company's projected earnings per share for calendar year 2000 to calculate the implied price per share for the Company's common stock.



--------------------------------------------------------------------------------

Industrial Manufacturing Group         17             McDonald Investment [Logo]

                                                                                                                        Confidential

                                                  Comparable Public Company Analysis

====================================================================================================================================


                                      COMPARABLE PUBLIC COMPANY ANALYSIS - AUTOMOTIVE OEM GROUP

                                                    Enterprise Value as a Multiple of
                                                  -------------------------------------   Equity Value as a                  LTM
                                                                  LTM                          Multiple of                 Leverage
                                                  -------------------------------------   ------------------              ----------
                                       Latest                                  Invested      LTM       2000P     EBITDA   Total Debt
Ticker   Company                      Quarter    Sales     EBITDA      EBIT     Capital      EPS        EPS      Margins  to EBITDA
------   -------                      -------    -----     ------      ----    --------    ------      -----     -------  ----------
ARM       ArvinMeritor Inc  [1]         3/00      0.3x       3.0x      4.4x       0.8x         NA       4.0x      10.6%      2.0x
BWA       BorgWarner Inc                6/00      0.6x       3.9x      5.9x       0.7x       6.2x       5.9x      15.4%      2.2x
MODI      Modine Mfg Co                 6/00      0.8x       6.6x      9.3x       1.3x      12.2x         NA      12.0%      1.4x
TWR       Tower Automotive Inc          6/00      0.6x       4.2x      6.1x       0.7x       5.0x       4.9x      15.3%      2.8x
SUP       Superior Industries Int'l     6/00      1.1x       4.6x      5.7x       2.3x      10.2x       9.9x      23.3%      0.0x
AXL       American Axle & Mfg Hldgs     3/00      0.5x       4.1x      5.5x       1.1x       5.9x       5.5x      11.3%      2.2x
HAZ       Hayes Lemmerz Int'l Inc       4/00      0.9x       5.1x      7.8x       0.9x       6.7x       6.7x      17.3%      4.2x
INMT      Intermet Corp                 6/00      0.6x       4.1x      5.5x       0.8x       4.8x       4.3x      14.6%      3.0x
SMPS      Simpson Industries            6/00      0.5x       3.9x      6.6x       0.9x       6.7x       6.7x      12.3%      1.9x

------------------------------------------------------------------------------------------------------------------------------------
Average                                           0.6x       4.4x      6.3x       1.1x       7.2x       6.0x      14.7%      2.2x

Median                                            0.6x       4.1x      5.9x       0.9x       6.4x       5.7x      14.6%      2.2x

High                                              1.1x       6.6x      9.3x       2.3x      12.2x       9.9x      23.3%      4.2x

Low                                               0.3x       3.0x      4.4x       0.7x       4.8x       4.0x      10.6%      0.0x
------------------------------------------------------------------------------------------------------------------------------------

Note:
------------------------------------------------------------------------------------------------------------------------------------
Source: FactSet Research Systems Inc.; COMPUSTAT; Company Reports
[1] Pro-Forma to reflect the merger of equals between Meritor Automotive and Arvin Industries



------------------------------------------------------------------------------------------------------------------------------------

Industrial Manufacturing Group                              18                                            McDonald Investment [Logo]

                                                                   Confidential

                       Comparable Public Company Analysis

================================================================================

o    Valuation Summary
                                      Median         Implied        Implied
                                    Comparable      Enterprise     Price Per
   Comparable Public Companies       Multiple         Value          Share
   -------------------------------  -----------     ----------     ---------

   Multiple of Sales                     0.6x        $1,025.2            NM

   Multiple of EBIT                      5.9x         1,305.7            NM

   Multiple of EBITDA                    4.1x         1,242.8            NM

   Multiple of Invested Capital          0.9x         1,589.3          7.99

   Multiple of 2000P EPS                 5.7x         1,905.8         14.71

   Average                                           $1,413.7        $11.35


   Note:
   -----------------------------------------------------------------------------
   NM - Not Meaningful Due to Excessive Leverage


--------------------------------------------------------------------------------

Industrial Manufacturing Group         19             McDonald Investment [Logo]

                              Discounted Cash Flow / Economic Profit Analysis [graphic omitted]




    McDonald
   Investments
     [Logo]
   Industrial
 Manufacturing
     Group

                                                                   Confidential

                Discounted Cash Flow / Economic Profit Analysis

================================================================================


o Discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of a corporate entity by discounting to the present its future expected cash flows. McDonald performed a discounted cash flow analysis of the Company based upon financial projections for the years 2000 to 2004 which were provided by management.

o Economic profit analysis is a valuation methodology used to derive a valuation of a corporate entity by discounting to the present its future expected economic profit. McDonald performed an economic profit analysis of the Company based upon financial projections for the years 2000 to 2004 which were provided by management.

o In estimating the company's weighted average cost of capital (WACC), McDonald performed analysis consistent with the Capital Asset Pricing Model. Based on the median Automotive Comparable Group unlevered beta and target debt to capital ratio, McDonald calculated a WACC of 12.6% and a target debt to capital ratio of 30%.



--------------------------------------------------------------------------------

Industrial Manufacturing Group         20             McDonald Investment [Logo]

                                                                   Confidential

                Discounted Cash Flow / Economic Profit Analysis

================================================================================

o    Valuation Summary


             Assumptions
             -----------------------------------------
             Terminal Growth                      1.0%
             Long Term ROIC                      12.6%
             WACC                                12.6%

            Enterprise Value                   Enterprise Value to LTM EBITDA
     --------------------------------------    ---------------------------------
                       Terminal Growth                     Terminal Growth
             -----------------------------          ----------------------------
W                0.5%       1.0%       1.5%    W             0.5%    1.0%   1.5%
A    12.1%   $1,892.3   $1,898.2   $1,904.0    A    12.1%    6.2x    6.3x   6.3x
C    12.6%    1,815.1    1,820.6    1,826.2    C    12.6%    6.0x    6.0x   6.0x
C    13.1%    1,743.9    1,749.1    1,754.3    C    13.1%    5.8x    5.8x   5.8x

--------------------------------------         ---------------------------------
IMPLIED VALUATION RANGE OF                     IMPLIED EBITDA MULTIPLE OF
          $1,743.9 to $1,904.0                           5.8x to 6.3x
--------------------------------------         ---------------------------------

                                      Price Per Share
          -----------------------------------------------------------
                                      Terminal Growth
                                 ------------------------------------
          W                         0.5%          1.0%           1.5%
          A         12.1%         $14.43        $14.55         $14.68
          C         12.6%          12.79         12.90          13.02
          C         13.1%          11.28         11.39          11.50

          -----------------------------------------------------------
                  IMPLIED VALUATION RANGE OF $11.28 to $14.68
          ------------------------------------------------------------

--------------------------------------------------------------------------------

Industrial Manufacturing Group         21             McDonald Investment [Logo]

                                                                                                            Confidential

                                        Discounted Cash Flow / Economic Profit Analysis

========================================================================================================================

                                                       Projections for the Period Ending December 31,
                                 ---------------------------------------------------------------------------------------
                                      2000               2001               2002               2003              2004
                                 ----------------  ----------------   ----------------  ----------------   -------------

EBIT                                 $230.1             $280.0             $317.2             $349.4             $377.7
Cash Taxes @         40.0%             92.0              112.0              126.9              139.8              151.1
Change in Deferred Taxes               32.7               21.0               15.9               14.9               10.2
                                     ------             ------             ------             ------             ------

NOPAT                                 170.8              189.0              206.2              224.5              236.8

Net Investment
---------------------------

Change in Working Capital               4.0              (11.8)             (17.8)             (20.1)             (22.9)
Capital Expenditures                  (99.9)            (106.4)            (105.4)            (100.0)            (106.7)
Change in Other Assets                  0.0                0.0                0.0                0.0                0.0
Depreciation & Amortization            90.8               96.8              102.0              107.1              112.3
                                     ------             ------             ------             ------             ------

Net Investment                         (5.1)             (21.4)             (21.2)             (13.0)             (17.3)

Free Cash Flow (FCF)                  165.7              167.6              185.0              211.5              219.5

Discount Factor                      0.9426             0.8374             0.7439             0.6609             0.5872

Present Value of FCF                  156.1              140.3              137.6              139.8              128.9

                                                                  ------------------------------------------------------

Assumptions                                                       Valuation
---------------------------                                       ------------------------------------------------------

Terminal Growth (g)                    1.0%                       Total PV of FCF                               $  702.7
Long Term ROIC                        12.6%                       PV of Terminal Value                           1,117.9
                                                                                                                ---------

WACC                                  12.6%                       Enterprise Value                              $1,820.6

                                                                  Equity Affiliates                                101.6
                                                                  Net Debt                                       1,314.1
                                                                                                                ---------

                                                                  Equity Value                                     608.1

                                                                  Per Share                                     $  12.90
                                                                  ------------------------------------------------------
Note:
------------------------------------------------------------------------------------------------------------------------
TV=[NOPAT T+1 *(1-g/ROIC)]/WACC-g......if ROIC=WACC then TV=NOPAT T+1/WACC


------------------------------------------------------------------------------------------------------------------------

Industrial Manufacturing Group                              22                                McDonald Investment [Logo]

                                                                                                                        Confidential

                                        Discounted Cash Flow / Economic Profit Analysis

====================================================================================================================================

                                 Actual for the Period Ending December 31,     Projections for the Period Ending December 31,
                                 -----------------------------------------   ----------------------------------------------------
                                  1996    1997       1998       1999           2000        2001        2002       2003      2004
                                 -----  ---------  ---------  --------       --------    --------    --------   --------  -------
Return on Invested Capital          -        9.1%       9.3%       9.3%           9.6%       10.6%       11.4%      12.3%    12.9%

WACC                                -       12.6%      12.6%      12.6%          12.6%       12.6%       12.6%      12.6%    12.6%
                                 ----   --------   --------   --------       --------    --------    --------   --------   ------
Spread                              -       -3.5%      -3.2%      -3.4%          -3.0%       -2.0%       -1.1%      -0.3%      0.3%

Beginning Capital                   -   $1,359.5   $1,387.7   $1,459.0       $1,779.0    $1,784.1    $1,805.5   $1,826.7  $1,839.7

Economic Profit                     -      (47.4)     (44.3)     (49.5)         (52.7)      (35.1)      (20.6)      (5.0)      5.7

Change in Economic Profit                                3.1      (5.2)          (3.2)       17.5         14.6      15.6      10.6

Discount Factor                                                                0.9426      0.8374       0.7439    0.6609    0.5872

PV of Economic Profit                                                           (49.7)      (29.4)       (15.3)     (3.3)      3.3


                                                                                     -----------------------------------------------
                                                                                     Valuation Summary
                                                                                     -----------------------------------------------

                                                                                     Total PV of Economic Profit             ($94.3)
                                                                                     PV of Terminal Value                      27.5
                                                                                                                            --------

                                                                                     Premium/(Discount)                       (66.8)

                                                                                      Capital [1]                            1,887.4
                                                                                                                            --------

                                                                                      Enterprise Value                      $1,820.6

                                                                                      Equity Affiliates                        101.6
                                                                                      Net Debt                               1,314.1
                                                                                                                            --------

                                                                                      Equity Value                          $ 608.12

                                                                                      Per Share                             $  12.90

                                                                                ----------------------------------------------------
Note:
------------------------------------------------------------------------------------------------------------------------------------

TV=EP T+1/WACC + [NOPAT T+1 *(g/ROIC)/(ROIC - WACC)]/WACC*(WACC - g)......if ROIC=WACC, then TV=EP T+1/WACC


------------------------------------------------------------------------------------------------------------------------------------

Industrial Manufacturing Group                                      23                                    McDonald Investment [Logo]



                    Comparable Merger & Acquisition Analysis
                               [graphic omitted]

   McDonald
 Investments
   [Logo]
 Industrial
Manufacturing
   Group

                                                                   Confidential

                    Comparable Merger & Acquisition Analysis

===============================================================================

o McDonald reviewed certain financial data and the purchase prices paid in 12 merger & acquisition transactions completed since 1/1/99 in the automotive and transportation equipment industry for which relevant information was available and which involved consideration between $250 and $2,500 million.

o McDonald calculated the ratio of the enterprise value to the target company's LTM sales, LTM EBIT and LTM EBITDA and applied the median transaction multiple to the Company's LTM results.

o    Valuation Summary:
                                     Median       Implied      Implied
                                   Transaction   Enterprise   Price Per
     Comparable M&S Transactions    Multiple       Value        Share
     ---------------------------   -----------   ----------   ---------
     Multiple of Sales                 0.8x       $1,354.6      $ 3.02
     Multiple of EBIT                 10.4x        2,312.8       23.35
     Multiple of EBITDA                6.4x        1,931.1       15.25
     Average                                      $1,866.2      $13.87

--------------------------------------------------------------------------------

Industrial Manufacturing Group            24         McDonald Investments [Logo]

                                                                                                           Confidential

                                        Comparable Merger & Acquisition Analysis

=======================================================================================================================

                                              M&A TRANSACTIONS
                               AUTOMATIVE TRANSPORTATION AND EQUIPMENT INDUSTRY
                                     TIME PERIOD: 1/1/99 TO CURRENT
                             DEAL SIZE [ENTERPRISE VALUE]: $250 TO $2,500 MILLION


                                                                                                   Enterprise Value to
                                                                                     Enterprise   ---------------------
 Date    Target Name                           Acquiror Name                           Value      Sales   EBIT   EBITDA
------   -----------------------------------   -----------------------------------   ----------   -----   ----   ------
Mar-99   United Technologies Automotive        Lear Corporation                       $2,300.0    0.8x    12.6x   7.5x
May-00   Mark IV Industries                    BC Partners                             2,112.5    1.0x    10.4x   7.2x
Nov-99   TRW - Lucas Diesel Fuel Injection     Delphi Automative Systems                 871.0    0.8x     7.6x   5.9x
Nov-99   Standard Products Co.                 Cooper Tire & Rubber                      762.7    0.7x    11.7x   6.4x
Jul-00   Detroit Diesel                        DaimlerChrysler AG                        648.8    0.3x     7.7x   4.8x
Apr-99   Walbro Corp                           TI Group PLC                              548.2    0.8x    13.2x   7.1x
Jan-99   Excel Industries Inc.                 Dura Automotive Systems                   495.5    0.5x    19.3x   8.3x
Jan-99   Adwest Automotive                     Dura Automotive Systems                   293.1    0.7x     8.4x   5.8x
Jun-99   Active Tool & Manufacturing Co.       Tower Automotive Inc.                     317.5    1.0x       NA     NA
Aug-99   Eaton Corp - Fluid Power Division     Borg-Warner Automotive Inc.               310.0    1.6x       NA     NA
Feb-99   Mark IV - Purolator Filter Unit       Arvin Industries                          270.0    0.8x       NA     NA
Jan-00   Invensys Plc - Siebe Automotive       Cooper Tire & Rubber                      250.3    0.6x     7.4x   5.4x

                                               Average                                $  765.0    0.8x    10.9x   6.5x
                                               Median                                    521.8    0.8x    10.4x   6.4x
                                               High                                    2,300.0    1.6x    19.3x   8.3x
                                               Low                                       250.3    0.3x     7.4x   4.8x


Note:
---------
Source: Securities Data Company; Mergerstat; Company Reports; McDonald Investments

-----------------------------------------------------------------------------------------------------------------------

Industrial Manufacturing Group                         25                                   McDonald Investments [Logo]

                           Sum-of-the-Parts Analysis
                               [graphic omitted]

   McDonald
 Investments
   [Logo]
 Industrial
Manufacturing
   Group

                                                                   Confidential

                           Sum-of-the-Parts Analysis

===============================================================================

o McDonald Investments estimated the value of MascoTech by calculating the implied value of its different business segments and then added these values to arrive at a value for the consolidated entity. The following methodologies were utilized:

     -    Comparable Public Company Analysis
     -    Discounted Cash Flow and Economic Profit Analysis

o McDonald performed such analysis as it allows for the different business segments of a company to be valued consistently with its respective comparable group. This methodology is also commonly employed by Wall Street research analysts as one, among other, valuation measurements.

-------------------------------------------------------------------------------


Industrial Manufacturing Group            26        McDonald Investments [Logo]

                                                                   Confidential

                           Sum-of-the-Parts Analysis

===============================================================================

o The following companies were used in the Sum-of-the-Parts Comparable Public Company Analysis and WACC calculations:

o    Forming Segment: Automotive Comparable Group
o Fastener Segment: SPS Technologies Inc; Barnes Group Inc; Penn Engr & Mfg Corp; Fairchild Corp; Transtechnology Corp
o    Towing Segment:Miller Industries Inc; Lund Int'l Hldgs Inc; Edelbrock Corp
o Packaging Segment: Worthington Industries; AptarGroup Inc; Chicago Bridge & Iron Co; Chart Industries
o Specialty Segment: Milacron Inc; Kennametal Inc; UNOVA Inc; Regal Beloit; L.S. Starrett Co

-------------------------------------------------------------------------------

Industrial Manufacturing Group            27        McDonald Investments [Logo]

                                                                   Confidential

                           Sum-of-the-Parts Analysis

===============================================================================

o    Business Segment Valuation Multiples and WACC,

                               Comparable Group Median Results
                          ---------------------------------------------
                           Enterprise Value as a Mulitple of
                          ----------------------------------
                                                    Invested
     Business Segment     Sales    EBIT    EBITDA    Capital    WACC[1]
     -----------------    -----    ----    ------   --------    -------
     Forming Segment       0.6x    5.9x     4.1x      0.9x       12.6%
     Specialty Segment     0.6x    6.4x     4.9x      0.8x       12.2%
     Towing Segment        0.5x    9.3x     5.9x      0.7x       11.5%
     Packaging Segment     1.0x    9.1x     6.0x      1.1x       11.1%
     Fastener Segment      1.0x   10.6x     7.2x      1.2x       11.3%

Note:
---------
[1] Calculated based on the Median Comparable Unlevered Beta and Target Debt to Capital Ratio

-------------------------------------------------------------------------------

Industrial Manufacturing Group           28        McDonald Investments [Logo]

                                                                   Confidential
                           Sum-of-the-Parts Analysis

===============================================================================

o    Valuation Summary

                                         Implied        Implied
                                        Enterprise     Price Per
     Comparable Public Companies          Value          Share
     -------------------------------    ----------     ---------
     Multiple of Sales                   $1,178.1            NM
     Multiple of EBIT                     1,692.6         10.19
     Multiple of EBITDA                   1,570.3          7.59
     Multiple of Invested Capital         1,700.8         10.36
     Average                             $1,535.4        $ 9.38

                                         Implied        Implied
     Discounted Cash Flow/Economic      Enterprise     Price Per
       Profit                             Value          Share
     -------------------------------    ----------     ---------
     Base Case                           $1,961.2        $15.89
     Sensitivity Analysis - High          2,056.1         17.90
     Sensitivity Analysis - Low           1,874.2         14.04
     Average                             $1,963.8        $15.94

Note:
---------
NM - Not Meaningful Due to Excessive Leverage
Sensivity Analysis Run by Adjusting the WACC and the Terminal Growth Rate

-------------------------------------------------------------------------------

Industrial Manufacturing Group            29        McDonald Investments [Logo]

                                                                                                      Confidential

                                                 Sum-of-the-Parts Analysis

==================================================================================================================

o    Comparable Public Company Summary

                                    Implied                                                    Implied
                                   Enterprise    % of                                         Enterprise    % of
     Multiple of Sales               Value       Total           Multiple of Sales               Value      Total
     --------------------------    ----------    -----           -------------------------    ----------    -----
     Forming Segment                $  517.8      44.0%          Forming Segment               $  628.5      37.1%
     Fastener Segment                  240.8      20.4%          Fastener Segment                 306.8      18.1%
     Towing Segment                    136.1      11.6%          Towing Segment                   348.7      20.6%
     Packaging Segment                 219.9      18.7%          Packaging Segment                338.8      20.0%
     Specialty Segment                  63.5       5.4%          Specialty Segment                 69.8       4.1%
                                    --------     -----                                         --------     -----
     Consolidated Value             $1,178.1     100.0%          Consolidated Value            $1,692.6     100.0%
     -------------------------------------------------           ------------------------------------------------
     Implied Price per Share              NM                     Implied Price per Share       $  10.19


                                    Implied                                                    Implied
                                   Enterprise    % of            Multiple of                  Enterprise    % of
     Multiple of EBITDA              Value       Total           Invested Capital                Value      Total
     --------------------------    ----------    -----           -------------------------    ----------    -----
     Forming Segment                $  595.4      50.5%          Forming Segment               $  555.8      32.8%
     Fastener Segment                  300.9      25.5%          Fastener Segment                 381.4      22.5%
     Towing Segment                    281.7      23.9%          Towing Segment                   203.0      12.0%
     Packaging Segment                 314.1      26.7%          Packaging Segment                444.7      26.3%
     Specialty Segment                  78.2       6.6%          Specialty Segment                115.9       6.8%
                                    --------     -----                                         --------     -----
     Consolidated Value             $1,570.3     133.3%          Consolidated Value            $1,700.8     100.5%
     -------------------------------------------------           ------------------------------------------------
     Implied Price per Share        $   7.59                     Implied Price per Share       $  10.36


------------------------------------------------------------------------------------------------------------------

Industrial Manufacturing Group                         30                                Donald Investments [Logo]

                                                                    Confidential

                           Sum-of-the-Parts Analysis

================================================================================

o    Discounted Cash Flow/Economic Profit Summary

                                    Implied
                                   Enterprise      % of
     Base Case                       Value         Total
     --------------------------    ----------     ------
     Forming Segment                $  845.7       43.1%
     Fastener Segment                  273.9       14.0%
     Towing Segment                    347.4       17.7%
     Packaging Segment                 379.6       19.4%
     Specialty Segment                 114.6        5.8%
                                    --------      -----
     Consolidated Value             $1,961.2      100.0%
     --------------------------------------------------
     Implied Price per Share        $  15.89


                               Implied                                                  Implied
                              Enterprise    % of                                       Enterprise    % of
Sensitivity Analysis - High     Value       Total        Sensitivity Analysis - Low      Value       Total
---------------------------   ----------    -----        --------------------------    ----------    -----
Forming Segment                $  885.8       43.1%      Forming Segment                $  808.7       41.2%
Fastener Segment                  287.2       14.0%      Fastener Segment                  261.7       13.3%
Towing Segment                    364.9       17.7%      Towing Segment                    331.4       16.9%
Packaging Segment                 398.3       19.4%      Packaging Segment                 362.6       18.5%
Specialty Segment                 119.9        5.8%      Specialty Segment                 109.7        5.6%
                               --------      -----                                      --------      -----
Consolidated Value             $2,056.1      100.0%      Consolidated Value             $1,874.2       95.6%
--------------------------------------------------       --------------------------------------------------
Implied Price per Share        $  17.90                  Implied Price per Share        $  14.04

-------------------------------------------------------------------------------

Industrial Manufacturing Group            31        McDonald Investments [Logo]

                           Leveraged Buyout Analysis
                               [graphic omitted]

   McDonald
 Investments
   [Logo]
 Industrial
Manufacturing
   Group

                                                                   Confidential

                           Leveraged Buyout Analysis

===============================================================================

o McDonald Investments performed a leveraged buyout analysis of MascoTech as a means of establishing the value of the Company assuming the sale of the Company to a typical financial buyer. A leveraged buyout ("LBO") involves the acquisition or recapitalization of a company financed primarily by incurring indebtedness that is serviced by the post-LBO operating cash flow of the company.

o    The following assumptions were used:

     - Senior Debt to EBITDA not greater than 3.75x

     - Total Debt to EBITDA not greater than 4.75x

     - Required return to equity investors between 30% and 35%

     - Required return to subordinated debt investors between 19% and 21%

     - Required return to preferred equity investors between 22% and 29%

o Our LBO analysis is based on a similar financing structure as Heartland's current proposal.

-------------------------------------------------------------------------------

Industrial Manufacturing Group            32        McDonald Investments [Logo]

                                                                                                               Confidential

                                                  Leveraged Buyout Analysis

===========================================================================================================================

                         Purchase Price      $2,077.0
                         Per Share           $  16.75


               Sources                                      Uses                              Ownership Analysis
-------------------------------------------   ----------------------------------   ----------------------------------------
Equity Affiliates Proceeds     -   $  101.6   Retire Revolving Credit   $  907.5                       Carried     Equity
Revolving Credit             9.6%     133.9   Retire Senior Term Loan        0.0                      Interest   Investment
Senior Term Debt - A         9.6%     400.0   Retire Subordinated Debt     305.0                      --------   ----------
Senior Term Debt - B        10.3%     600.0   Cash to Shareholders         789.5   Management            0.0%       16.9%
Subordinated Debt           12.0%     300.0   Other                          0.0   Equity Investor       0.0%       71.6%
Preferred Equity             7.0%      35.0   Transaction Expenses          75.0   Equity Ownership
Management Equity              -       96.5                             --------   ----------------
Equity Investor                -      410.0                                        Management Equity                16.9%
                                   --------                                        Equity Investor                  71.6%
                                                                                   Preferred Equity                  3.5%
Total Sources                       2,077.0    Total Uses               $2,077.0   Subordinated Debt                 8.0%
-------------------------------------------   ----------------------------------   ----------------------------------------


          Key Credit Ratios                                 Valuation               Ownership & IRR (Exit Multiple of 7.0x)
-------------------------------------------   ----------------------------------   ----------------------------------------
                             LTM      2000     Enterprise Value         $2,077.0                          %          IRR
                            -----    ------    Plus: Other                   0.0                       -------    ---------
Senior Debt to EBITDA       3.73x     3.35x    Less: Total Debt          1,314.1   Senior Bank Debt      0.0%          NA
Total Debt to EBITDA        4.72x     4.28x    Less: Expenses               75.0   Subordinated Debt     8.0%       20.8%
Senior Debt to Cash Flow    5.57x     4.86x    Plus: Cash Proceeds from            Preferred Equity      3.5%       24.4%
Total Debt to Cash Flow     7.04x     6.22x      Affiliates                101.6   Management Equity    16.9%       34.1%
EBITDA to Cash Interest     2.04x     2.20x                             --------   Equity Investor      71.6%       34.1%
EBITDA to Fixed Charges     1.41x     1.51x    Equity Value                789.5                       -----
Cash Flow to Fixed Charges  0.94x     1.04x      Total Shares    47.1
                                               Per Share                $  16.75
                                                 EV/LTM EBITDA              6.8x        Total          100.0%
-------------------------------------------   ----------------------------------   ----------------------------------------

                             Basis                                                 Other Data:
                             Points                                                ----------------------------------------
Debt                      Over Libor  Rate          Debt Amortization              Goodwill Amortization         30   Years
--------------------      ----------  ----    ----------------------------------   Transaction Amortization       5   Years
                                                        Amortization     Rate      Tax Rate                    38.0%
                                                        ------------     ----      Marketable Security Rate     0.0%
Revolving Credit              275     9.6%                    -                -   Recapitalization Accounting   Yes  Sale of
Senior Term Debt - A          275     9.6%                  6.0        6.0 Years   Goodwill Tax Status            No  -------
Senior Term Debt - B          350    10.3%                  7.0        8.0 Years                                      Assets
Subordinated Debt               -    12.0%                    -                -   LTM EBITDA                  303.6
--------------------------------------------------------------------------------   -----------------------------------------
Senior Term Debt - B PIK Int   No             Cash           Year - 2000   ($7.3)  Current Management Ownership
                                              Flow                  2001   (92.2)  -----------------------------------------
Senior Term Debt - B PIK Yrs  0.0             After                 2002   (54.9)  Management Ownership - Shares        18.0
                                              Financing             2003   (13.1)  Management Ownership - Value       $301.6
Three Month Libor             6.8%            Activities            2004    11.6   Management Roll-Over - %             32.0%
                                                                                   Management Participation              Yes
--------------------------------------------------------------------------------   -----------------------------------------


----------------------------------------------------------------------------------------------------------------------------

Industrial Manufacturing Group                         33                                       McDonald Investments [Logo]

                               Fastener Segment
                               [graphic omitted]

   McDonald
 Investments
   [Logo]
 Industrial
Manufacturing
   Group

                                                                                                                   Confidential

                                                       Fastener Segment

==============================================================================================================================

                                                   COMPARABLE PUBLIC COMPANY ANALYSIS


                                                     Enterprise Value as a Multiple of   Equity Value as
                                                    -----------------------------------   a Multiple of                 LTM
                                                                    LTM                  ---------------              Leverage
                                                    -----------------------------------    LTM    2000P              ----------
                                          Latest                               Invested  ---------------   EBITDA    Total Debt
 Ticker    Company                        Quarter    Sales    EBITDA    EBIT    Capital    EPS     EPS     Margins   to EBITDA
--------   -------------------------      -------    -----    ------    ----   --------    ---    -----    -------   ----------
ARM        ArvinMeritor Inc          [1]    3/00     0.3x      3.0x     4.4x     0.8x        NA    4.0x     10.6%       2.0x
BWA        BorgWarner Inc                   6/00     0.6x      3.9x     5.9x     0.7x      6.2x    5.9x     15.4%       2.2x
MODI       Modine Mfg Co                    6/00     0.8x      6.6x     9.3x     1.3x     12.2x      NA     12.0%       1.4x
TWR        Tower Automotive Inc             6/00     0.6x      4.2x     6.1x     0.7x      5.0x    4.9x     15.3%       2.8x
SUP        Superior Industries Int'l        6/00     1.1x      4.6x     5.7x     2.3x     10.2x    9.9x     23.3%       0.0x
AXL        American Axle & Mfg Hldgs        3/00     0.5x      4.1x     5.5x     1.1x      5.9x    5.5x     11.3%       2.2x
HAZ        Hayes Lemmerz Int'l Inc          4/00     0.9x      5.1x     7.8x     0.9x      6.7x    6.7x     17.3%       4.2x
INMT       Intermet Corp                    6/00     0.6x      4.1x     5.5x     0.8x      4.8x    4.3x     14.6%       3.0x
SMPS       Simpson Industries               6/00     0.5x      3.9x     6.6x     0.9x      6.7x    6.7x     12.3%       1.9x

Average                                              0.6x      4.4x     6.3x     1.1x      7.2x    6.0x     14.7%       2.2x
Median                                               0.6x      4.1x     5.9x     0.9x      6.4x    5.7x     14.6%       2.2x
High                                                 1.1x      6.6x     9.3x     2.3x     12.2x    9.9x     23.3%       4.2x
Low                                                  0.3x      3.0x     4.4x     0.7x      4.8x    4.0x     10.6%       0.0x


Note:
---------
Source: FactSet Research Systems Inc.; COMPUSTAT; Company Reports
[1] Pro-Forma to reflect the merger of equals between Meritor Automotive and Arvin Industries

-------------------------------------------------------------------------------------------------------------------------------

Industrial Manufacturing Group                         34                                           McDonald Investments [Logo]

                                                                                                               Confidential

                                                       Fastener Segment

===========================================================================================================================

                                            COMPARABLE PUBLIC COMPANY ANALYSIS

                                                                                    Equity Value as
                                               Enterprise Value as a Multiple of     a Multiple of                 LTM
                                                              LTM                   ---------------              Leverage
                                               -----------------------------------    LTM    2000P               ----------
                                    Latest                                Invested  ------   -----    EBITDA     Total Debt
 Ticker    Company                  Quarter    Sales    EBITDA    EBIT    Capital     EPS     EPS     Margins    to EBITDA
--------   ---------------------    -------    -----    ------    ----    --------   -----   -----    -------    ---------
ST         SPS Technologies Inc       6/00     1.0x       7.2x    10.3x     1.3x     11.8x   12.1x     13.9%       2.6x
B          Barnes Group Inc           6/00     0.8x       6.7x    10.9x     1.2x     12.5x      NA     12.2%       2.9x
PNN        Penn Engr & Mfg Corp       3/00     1.4x       7.9x    10.6x     1.7x     15.8x   12.6x     17.1%       0.4x
FA         Fairchild Corp             3/00     0.8x      10.2x    38.5x     0.5x        NM      NA      8.1%       9.9x
TT         Transtechnology Corp       6/00     1.0x       5.9x     8.4x     0.8x      6.8x    7.0x     17.5%       4.8x

Average                                        1.0x       7.6x    15.7x     1.1x     11.7x   10.6x     13.8%       4.1x
Median                                         1.0x       7.2x    10.6x     1.2x     12.2x   12.1x     13.9%       2.9x
High                                           1.4x      10.2x    38.5x     1.7x     15.8x   12.6x     17.5%       9.9x
Low                                            0.8x       5.9x     8.4x     0.5x      6.8x    7.0x      8.1%       0.4x


Note:
---------
Source: FactSet Research Systems Inc.; COMPUSTAT; Company Reports

---------------------------------------------------------------------------------------------------------------------------

Industrial Manufacturing Group                         35                                       McDonald Investments [Logo]

                                                                                                               Confidential

                                                         Towing Segment

===========================================================================================================================

                                            COMPARABLE PUBLIC COMPANY ANALYSIS

                                                                                   Equity Value as
                                               Enterprise Value as a Multiple of    a Multiple of                   LTM
                                                              LTM                  ----------------               Leverage
                                               -----------------------------------    LTM    2000P               ----------
                                    Latest                                Invested    ---    -----    EBITDA     Total Debt
 Ticker    Company                  Quarter    Sales    EBITDA    EBIT    Capital     EPS     EPS     Margins    to EBITDA
--------   ---------------------    -------    -----    ------    ----    --------   -----   -----    -------    ---------
MLR        Miller Industries Inc      1/00     0.3x       5.9x    11.3x     0.6x       NM    5.7x       5.4%       4.3x
LUND       Lund Int'l Hldgs Inc       3/00     0.7x       6.6x     9.3x     0.7x       NM      NA      10.9%       4.9x
EDEL       Edelbrock Corp             3/00     0.5x       3.0x     4.4x     0.7x     6.7x    6.4x      15.0%       0.1x

Average                                        0.5x       5.2x     8.3x     0.7x     6.7x    6.0x      10.5%       3.1x
Median                                         0.5x       5.9x     9.3x     0.7x     6.7x    6.0x      10.9%       4.3x
High                                           0.7x       6.6x    11.3x     0.7x     6.7x    6.4x      15.0%       4.9x
Low                                            0.3x       3.0x     4.4x     0.6x     6.7x    5.7x       5.4%       0.1x


Note:
---------
Source: FactSet Research Systems Inc.; COMPUSTAT; Company Reports

---------------------------------------------------------------------------------------------------------------------------

Industrial Manufacturing Group                         36                                       McDonald Investments [Logo]

                                                                                                               Confidential

                                                    Packaging Segment

===========================================================================================================================

                                                COMPARABLE PUBLIC COMPANY ANALYSIS

                                                                                   Equity Value as a
                                               Enterprise Value as a Multiple of      Multiple of                   LTM
                                                              LTM                  -----------------              Leverage
                                               -----------------------------------    LTM    2000P               ----------
                                    Latest                                Invested   -----   -----    EBITDA     Total Debt
 Ticker    Company                  Quarter    Sales    EBITDA    EBIT    Capital     EPS     EPS     Margins    to EBITDA
--------   ---------------------    -------    -----    ------    ----    --------   -----   -----    -------    ---------
WOR        Worthington Industries     5/00     0.7x       5.8x     8.2x     1.0x      9.7x    9.3x     12.3%       2.2x
ATR        AptarGroup Inc             6/00     1.3x       6.2x     9.9x     1.6x     13.9x   13.4x     21.4%       1.5x
CBI        Chicago Bridge & Iron Co   3/00     0.3x       4.3x     7.3x     0.9x      8.9x    7.1x      6.4%       1.4x
CTI        Chart Industries Inc       3/00     1.3x       9.1x    16.4x     1.2x        NM   26.8x     14.0%       6.2x

Average                                        0.9x       6.3x    10.5x     1.2x     10.8x   14.2x     13.5%       2.8x
Median                                         1.0x       6.0x     9.1x     1.1x      9.7x   11.3x     13.1%       1.9x
High                                           1.3x       9.1x    16.4x     1.6x     13.9x   26.8x     21.4%       6.2x
Low                                            0.3x       4.3x     7.3x     0.9x      8.9x    7.1x      6.4%       1.4x


Note:
---------
Source: FactSet Research Systems Inc.; COMPUSTAT; Company Reports

---------------------------------------------------------------------------------------------------------------------------

Industrial Manufacturing Group                         37                                       McDonald Investments [Logo]

                                                                                                               Confidential

                               Specialty Segment

===========================================================================================================================

                                                COMPARABLE PUBLIC COMPANY ANALYSIS

                                                                                    Equity Value as
                                               Enterprise Value as a Multiple of     a Multiple of                 LTM
                                                              LTM                   -----------------            Leverage
                                               -----------------------------------     LTM    2000P             ----------
                                    Latest                                Invested   ------   -----   EBITDA     Total Debt
 Ticker    Company                  Quarter    Sales    EBITDA    EBIT    Capital     EPS      EPS    Margins    to EBITDA
--------   ---------------------    -------    -----    ------    ----    --------   ------  ------   -------    ---------
MZ         Milacron Inc               6/00     0.6x       4.4x     6.1x     0.8x      7.0x    6.6x     13.3%       2.3x
KMT        Kennametal Inc             6/00     0.8x       5.4x     8.5x     0.9x     11.2x   10.2x     14.8%       2.7x
UNA        UNOVA Inc                  6/00     0.4x       6.8x    16.2x     0.6x     38.8x      NM      5.6%       3.2x
RBC        Regal Beloit               3/00     0.8x       4.9x     6.4x     1.1x      8.7x    8.6x     17.2%       1.5x
SCX        L.S. Starrett Co           3/00     0.5x       3.6x     5.7x     0.5x      8.7x      NA     12.9%       0.3x

Average                                        0.6x       5.0x     8.6x     0.8x     14.9x    8.5x     12.8%       2.0x
Median                                         0.6x       4.9x     6.4x     0.8x      8.7x    8.6x     13.3%       2.3x
High                                           0.8x       6.8x    16.2x     1.1x     38.8x   10.2x     17.2%       3.2x
Low                                            0.4x       3.6x     5.7x     0.5x      7.0x    6.6x      5.6%       0.3x


Note:
---------
Source: FactSet Research Systems Inc.; COMPUSTAT; Company Reports

---------------------------------------------------------------------------------------------------------------------------

Industrial Manufacturing Group                         38                                       McDonald Investments [Logo]

                                                                           Confidential

                                      Forming Segment

=======================================================================================

               DISCOUNTED CASH FLOW/ECONOMIC PROFIT SENSITIVITY ANALYSIS


                         Free Cash Flow Assumptions
                         ----------------------------------
                         Terminal Growth               2.5%
                         Long Term ROIC               12.6%
                         WACC                         12.6%



             Enterprise Value                         Enterprise Value to LTM EBITDA
     -----------------------------------              ------------------------------
                   Terminal Growth                                 Terminal Growth
               -------------------------                          ------------------
 W                2.0%     2.5%     3.0%            W             2.0%   2.5%   3.0%
               -------------------------                          ------------------
 A     12.1%   $880.2   $883.0   $885.8             A     12.1%   6.1x   6.1x   6.1x
 C     12.6%    843.0    845.7    848.3             C     12.6%   5.8x   5.8x   5.8x
 C     13.1%    808.7    811.2    813.7             C     13.1%   5.6x   5.6x   5.6x

IMPLIED VALUATION RANGE OF $808.7 to $885.8         IMPLIED EBITDA MULTIPLE OF 5.6x to 6.1x


-------------------------------------------------------------------------------------------

Industrial Manufacturing Group               39                 McDonald Investments [Logo]

                                                                           Confidential

                                      Fastener Segment

=======================================================================================

               DISCOUNTED CASH FLOW/ECONOMIC PROFIT SENSITIVITY ANALYSIS


                         Free Cash Flow Assumptions
                         ----------------------------------
                         Terminal Growth               0.5%
                         Long Term ROIC               11.3%
                         WACC                         11.3%


             Enterprise Value                         Enterprise Value to LTM EBITDA
     -----------------------------------              ------------------------------
                   Terminal Growth                                 Terminal Growth
               -------------------------                          ------------------
 W                0.0%     0.5%     1.0%            W             0.0%   0.5%   1.0%
               -------------------------                          ------------------
 A     10.8%   $285.4   $286.3   $287.2             A     10.8%   6.8x   6.8x   6.9x
 C     11.3%    273.0    273.9    274.7             C     11.3%   6.5x   6.5x   6.6x
 C     11.8%    261.7    262.5    263.3             C     11.8%   6.3x   6.3x   6.3x

 IMPLIED VALUATION RANGE OF $261.7 to $287.2        IMPLIED EBITDA MULTIPLE OF 6.3x to 6.9x


-------------------------------------------------------------------------------------------

Industrial Manufacturing Group                  40              McDonald Investments [Logo]

                                                                   Confidential

                                Towing Segment

================================================================================

               DISCOUNTED CASH FLOW/ECONOMIC PROFIT SENSITIVITY ANALYSIS


                         Free Cash Flow Assumptions
                         ----------------------------------
                         Terminal Growth               1.0%
                         Long Term ROIC               11.5%
                         WACC                         11.5%


             Enterprise Value                         Enterprise Value to LTM EBITDA
     -----------------------------------              ------------------------------
                   Terminal Growth                                 Terminal Growth
               -------------------------                          ------------------
W                 0.5%     1.0%     1.5%            W             0.5%   1.0%   1.5%
               -------------------------                          ------------------
A      11.0%   $362.6   $363.7   $364.9             A     11.0%   7.6x   7.6x   7.6x
C      11.5%    346.3    347.4    348.5             C     11.5%   7.2x   7.3x   7.3x
C      12.0%    331.4    332.5    333.5             C     12.0%   6.9x   6.9x   7.0x

IMPLIED VALUATION RANGE OF $331.4 to $364.9         IMPLIED EBITDA MULTIPLE OF 6.9x to 7.6x


-------------------------------------------------------------------------------------------

Industrial Manufacturing Group                  41              McDonald Investments [Logo]

                                                                           Confidential

                                   Packaging Segment

=======================================================================================

               DISCOUNTED CASH FLOW/ECONOMIC PROFIT SENSITIVITY ANALYSIS


                         Free Cash Flow Assumptions
                         ----------------------------------
                         Terminal Growth               0.5%
                         Long Term ROIC               11.1%
                         WACC                         11.1%


             Enterprise Value                         Enterprise Value to LTM EBITDA
     -----------------------------------              ------------------------------
                   Terminal Growth                                 Terminal Growth
               -------------------------                          ------------------
W                 0.0%     0.5%     1.0%            W             0.0%   0.5%   1.0%
               -------------------------                          ------------------
A      10.6%   $395.8   $397.0   $398.3             A     10.6%   7.5x   7.5x   7.6x
C      11.1%    378.5    379.6    380.8             C     11.1%   7.2x   7.2x   7.2x
C      11.6%    362.6    363.7    364.8             C     11.6%   6.9x   6.9x   6.9x

IMPLIED VALUATION RANGE OF $362.6 to $398.3         IMPLIED EBITDA MULTIPLE OF 6.9x to 7.6x

-------------------------------------------------------------------------------------------

Industrial Manufacturing Group            42        McDonald Investments [Logo]

                                                                   Confidential

                               Specialty Segment

====================================================================================

               DISCOUNTED CASH FLOW/ECONOMIC PROFIT SENSITIVITY ANALYSIS


                         Free Cash Flow Assumptions
                         ----------------------------------
                         Terminal Growth               0.5%
                         Long Term ROIC               12.2%
                         WACC                         12.2%


             Enterprise Value                         Enterprise Value to LTM EBITDA
     -----------------------------------              ------------------------------
                   Terminal Growth                                 Terminal Growth
               -------------------------                          ------------------
W                 0.0%     0.5%     1.0%            W             0.0%   0.5%   1.0%
               -------------------------                          ------------------
A      11.7%   $119.2   $119.6   $119.9             A     11.7%   7.4x   7.5x   7.5x
C      12.2%    114.2    114.6    114.9             C     12.2%   7.1x   7.2x   7.2x
C      12.7%    109.7    110.0    110.4             C     12.7%   6.8x   6.9x   6.9x

IMPLIED VALUATION RANGE OF $109.7 to $119.9         IMPLIED EBITDA MULTIPLE OF 6.8x to 7.5x


-------------------------------------------------------------------------------------------

Industrial Manufacturing Group                43                McDonald Investments [Logo]